UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2007
Preformed Line Products Company
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation	0-31164 (Commission File Number)	34-0676895 (IRS Employer Identification No.)

660 Beta Drive Mayfield Village, Ohio (Address of principal executive offices)	44143 (Zip Code)
Registrant’s telephone number, including area code: (440) 461-5200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On August 10, 2007 the Company filed a Form 12b-25 with the Securities and Exchange Commission to report that the Company would not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2007. The Form 12b-25 included the following narrative:
The Company is delaying the filing of its Form 10-Q with the Securities and Exchange Commission for the second quarter of 2007 until it completes a new assessment of its reportable segments. It’s possible that the number of the Company’s reportable segments may increase. This increase would be shown in the Company’s second quarter Form 10-Q. The Company needs additional time to complete the analysis concerning its reportable segments. Any conclusion regarding the Company’s reportable segments and related disclosure will have no impact on the consolidated balance sheets or on the statements of consolidated income and cash flow.
Because the Company has not yet been able to file its Form 10-Q for the second quarter, on August 16, 2007 the Company received a Nasdaq Staff Determination letter stating that the Company is not in compliance with Marketplace Rule 4310(c)(14) because the Company did not timely file its report on Form 10-Q for the quarter ended June 30, 2007 and, therefore, that the Company’s Common Shares are subject to delisting from The Nasdaq Global Market (the “Staff Determination”). The Company issued a press release on August 21, 2007 disclosing the receipt of the Staff Determination, see Exhibit 99.1, which is incorporated herein by reference.
In addition to the disclosure in the Form 12b-25 filing the Company previously announced in a press release issued on August 10, 2007 that the Company was delaying the filing of its Form 10-Q with the Securities and Exchange Commission for the second quarter of 2007 until it completes a new assessment of its reportable segments.
As provided for in the Nasdaq Marketplace Rules, the Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. No action will be taken to delist the Company’s common shares until the Panel has completed its review, though there can be no assurance that the Panel will grant the Company’s request for continued listing. The Company plans to file its Form 10-Q report for the second quarter of 2007 as soon as practicable following the assessment of its reportable segments.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
     99.1     Press Release dated August 21, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFORMED LINE PRODUCTS COMPANY
/s/ Eric R. Graef
Eric R. Graef, Vice President -- Finance, Treasurer

DATED: August 21, 2007